SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): JANUARY 24, 2008
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                          COLUMBUS MCKINNON CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


                                    NEW YORK
                                    --------
                 (State or other jurisdiction of incorporation)


               0-27618                             16-0547600
               -------                             ----------
      (Commission File Number)         (IRS Employer Identification No.)


140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK                  14228-1197
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   (Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number including area code: (716) 689-5400
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          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On January 24, 2008, the registrant issued a press release announcing financial results for the third quarter of fiscal 2008. The press release is annexed as Exhibit 99.1 to this Current Report on Form 8-K.

     The information contained in this Form 8-K and the Exhibit annexed hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.


Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

EXHIBIT NUMBER                      DESCRIPTION
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99.1                                Press Release dated January 24, 2008

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          COLUMBUS McKINNON CORPORATION


                                          By:    /S/ KAREN L. HOWARD
                                                 -------------------------------
                                          Name:  Karen L. Howard
                                          Title: Vice President and Chief
                                                    Financial Officer (Principal
                                                    Financial Officer)


Dated:  JANUARY 24, 2008
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                                  EXHIBIT INDEX


EXHIBIT NUMBER                      DESCRIPTION
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     99.1                           Press Release dated January 24, 2008